CNI CHARTER FUNDS

AHA Diversified Equity Fund

Institutional Class Shares

Class A Shares

Supplement dated October 11, 2006 to Prospectuses dated October 1, 2005 as previously supplemented on December 30, 2005, May 30, 2006 and August 17, 2006

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The following paragraphs replace the eighth and ninth paragraphs on page 16 and the first paragraph on page 17 of the Class A Prospectus, and the eighth and ninth paragraphs on Page 20 and the first paragraph on page 21 of the Institutional Class Prospectus.

AMBS Investment Counsel, LLC (“AMBS”) currently serves as sub-advisor to a portion of the AHA Diversified Equity Fund. AMBS is located at 1241 East Beltline NE, Suite 150, Grand Rapids, Michigan 49525, and has been providing investment advisory services to individual and institutional clients since 1982. AMBS is majority owned by Convergent Capital Management LLC (“CCM”), which is a wholly owned subsidiary of City National Corporation.

Day-to-day management of the portion of the AHA Diversified Equity Fund managed by AMBS is the responsibility of its Investment Committee. Allan Meyers, CFA, who has primary responsibility for managing AMBS’ portion of the Fund, is an Analyst and a Principal of the firm, and has been employed by AMBS since 2004. Mr. Meyers previously served as a Fixed Income Manager and as Director of Equity Management in the Investment Management Group of Old Kent / Fifth Third Bank. Wayne Titche, CFA, who also has responsibility for managing AMBS’ portion of the Fund, is the Chief Investment Officer and a Principal of the firm, and has been employed by AMBS since 1993. The remaining members of AMBS’ Investment Committee are Barbara J. DeMoor, CFA, who is President, CEO, and a Principal of AMBS and joined the firm in 1988; and John K. Koczara, CFA, who is an Analyst and a Principal of AMBS and joined the firm in 2003. Mr. Koczara was previously with H&R Block Financial Advisors, where he managed a Premium Financial Center.

The following paragraphs replace the fourth, fifth and sixth full paragraphs on page 17 of the Class A Prospectus, and the fourth, fifth and sixth full paragraphs on Page 21 of the Institutional Class Prospectus.

SKBA Capital Management, LLC (“SKBA”) currently serves as sub-advisor to the AHA Socially Responsible Equity Fund and a portion of the AHA Diversified Equity Fund. SKBA is located at 44 Montgomery Street, San Francisco, California 94104, and is indirectly majority owned by CCM. SKBA provides investment advisory services to a variety of clients.

All SKBA client accounts are managed by an investment strategy team led by Andrew W. Bischel (President and Chief Investment Officer). The strategy team for the AHA Socially Responsible Equity and AHA Diversified Equity Funds meets at least weekly to discuss and decide which securities should be added to the Fund or sold from it. The members of the strategy team are Mr. Bischel, Kenneth J. Kaplan (Chairman and CEO), Josh J. Rothe (Senior Portfolio Manager and Securities Analyst), Matthew D. Zuck (Senior Portfolio Manager and Securities Analyst) and Shelly H. Mann (Director of Trading). Each of these individuals has been in his or her current position with SKBA for at least the last five years other than Mr. Zuck, who was a Portfolio Manager and Securities Analyst from 2000 to 2002.

CCM has agreed to allow certain of CCM’s employees to market SKBA’s products and services without any cash payment to CCM for the use of the CCM employees. Because of the relationship among CCM, CCMA and

SKBA, any referral of business to SKBA as a result of the efforts of CCM’s employees may directly or indirectly benefit CCM as well as those employees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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